POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign one or more Registration Statements to be filed by Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933 with respect to $550 million of debt obligations of Con Edison of New York and any exchange offers relating to such debt obligations, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 13th day of January 2004.




                                                 /s/  Vincent A. Calarco
                                                      Vincent A. Calarco

                                POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign one or more Registration Statements to be filed by Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933 with respect to $550 million of debt obligations of Con Edison of New York and any exchange offers relating to such debt obligations, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 15th day of January 2004.




                                                 /s/    George Campbell, Jr.
                                                        George Campbell, Jr.

                                POWER OF ATTORNEY




The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign one or more Registration Statements to be filed by Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933 with respect to $550 million of debt obligations of Con Edison of New York and any exchange offers relating to such debt obligations, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 15th day of January 2004.




                                                     /s/    Gordon J. Davis
                                                            Gordon J. Davis

                                POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign one or more Registration Statements to be filed by Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933 with respect to $550 million of debt obligations of Con Edison of New York and any exchange offers relating to such debt obligations, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 15th day of January 2004.




                                             /s/      Michael J. Del Giudice
                                                      Michael J. Del Giudice

                                POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign one or more Registration Statements to be filed by Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933 with respect to $550 million of debt obligations of Con Edison of New York and any exchange offers relating to such debt obligations, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 15th day of January 2004.



                                              /s/      Joan S. Freilich
                                                       Joan S. Freilich

                                POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign one or more Registration Statements to be filed by Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933 with respect to $550 million of debt obligations of Con Edison of New York and any exchange offers relating to such debt obligations, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 15th day of January 2004.


                                                /s/       Ellen V. Futter
                                                          Ellen V. Futter

                                POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign one or more Registration Statements to be filed by Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933 with respect to $550 million of debt obligations of Con Edison of New York and any exchange offers relating to such debt obligations, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 14th day of January 2004.



                                              /s/     Sally Hernandez-Pinero
                                                      Sally Hernandez-Pinero

                                POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign one or more Registration Statements to be filed by Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933 with respect to $550 million of debt obligations of Con Edison of New York and any exchange offers relating to such debt obligations, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 14th day of January 2004.



                                               /s/     Peter W. Likins
                                                       Peter W. Likins

                                POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign one or more Registration Statements to be filed by Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933 with respect to $550 million of debt obligations of Con Edison of New York and any exchange offers relating to such debt obligations, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 15th day of January 2004.



                                               /s/         Eugene R. McGrath
                                                           Eugene R. McGrath

                                POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign one or more Registration Statements to be filed by Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933 with respect to $550 million of debt obligations of Con Edison of New York and any exchange offers relating to such debt obligations, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 15th day of January 2004.




                                              /s/        Edward J. Rasmussen
                                                         Edward J. Rasmussen

                                POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign one or more Registration Statements to be filed by Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933 with respect to $550 million of debt obligations of Con Edison of New York and any exchange offers relating to such debt obligations, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 15th day of January 2004.



                                                  /s/      Frederic V. Salerno
                                                           Frederic V. Salerno

                                POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign one or more Registration Statements to be filed by Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933 with respect to $550 million of debt obligations of Con Edison of New York and any exchange offers relating to such debt obligations, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 13th day of January 2004.




                                                  /s/       Richard A. Voell
                                                            Richard A. Voell

                                POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign one or more Registration Statements to be filed by Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933 with respect to $550 million of debt obligations of Con Edison of New York and any exchange offers relating to such debt obligations, and any and all amendments of such Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 13th day of January 2004.



                                               /s/          Stephen R. Volk
                                                            Stephen R. Volk